CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-16927, No. 33-90398, No. 333-5998 and No. 333-57266) of our report, dated 24 February 2003 relating to the financial statements which appear in the 2002 Annual Report, to the shareholders of Reuters Group PLC on Form 20F for the year ended 31 December 2002.

/s/PricewaterhouseCoopers
PricewaterhouseCoopers LLP
Chartered Accountants and Registered Auditors
London, England
18 March 2003